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                                                                  EXHIBIT 10.247

                       LOAN CONTRACT - SECURITY AGREEMENT

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GOODS  PREVIOUSLY     CONSTRUCTION   DEALER ACCOUNT    DEALER PHONE NO.   DATE CONTRACT    DATE ACCEPTED BY JOHN DEERE  CONTRACT NO.
SETTLED FOR?                         NUMBER                               PRINTED          CONSTRUCTION & FORESTRY
                                                                                           COMPANY
YES [ ]    NO [X]  NEW [X] USED [ ]  7633              602-415-4708       20NOV03          OFFICE USE ONLY              17-880171959
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Seller's Name and Address
RDO EQUIPMENT COMPANY, 2649 N. 29TH AVENUE, PHOENIX, AZ 85009

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
Borrower's (Debtor's) Name (Last Name First) and Mailing Address      Borrower (Debtor's) Name (Last Name First) and Mailing Address
(Including County and Zip)                                            (Including County and Zip)
MEADOW VALLEY CONTRACTORS, INC.
P.O. BOX 60726
PHOENIX, ZA 85082
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Borrower's (Debtor's) Phone No.
602-437-5400

Borrower (Debtor) Resides in (County/State)
UTAHCOPA  AZ

Borrower (Debtor) Agrees to Keep Goods in
County/State UTAHCOPA  AZ

Place of Filing (Town & State)
AZ-SOS

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
Borrower's Social Security Number (First Signer) or Tax Id Number                        Type of Business
880171959                                                              Proprietor [ ] Partner [ ] Corporation [X] L.L.C. [ ]
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Name and Title of Signing Officer (If Corporation or LLC)
BRADLEY LARSON PRESIDENT

APPLICATION AND PROMISSORY NOTE: I hereby apply to John Deere Construction & Forestry Company (together with its assigns, the "Lender") for a Loan in the amount of the Principal Balance shown below. The amount of the unpaid balance on line 3 is to be used to finance the Balance Due on the purchase order executed in connection with the purchase from the Seller of the equipment described below (the "Goods"). If this Loan Contract is accepted by Lender, I promise to pay to the order of Lender, the Principal Balance, shown on line 7 below, and finance charges thereon computed on the daily unpaid balance of the Principal Balance and to pay the installments shown below, with such adjustments in the amount or number of installments as may be necessary to reflect actual finance charges earned. If more than one person signs this Agreement as "Borrower"), we will be jointly and severally liable for all amounts due under this Agreement. Except for the Notice to Borrower section, In this Agreement, the words "I", "me" and "my" mean the persons, whether one or more, who sign it as the "Borrower".

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Quantity  New/Used  Manufacturer Model   Goods (Equipment)  Product Identification No.   Delivered Cash Price
1         N         JOHN DEERE   824J    WHEEL LOADER       DW824JX589890                     $ 255,698.33
                                                                                              $       0.00
                                                                                              $       0.00
                                                                                              $       0.00
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Quantity   Manufacturer   Model   Description of Trade-In (From Purchase Order)       Product Identification No.      Amount
   1        JOHN DEERE    744HM   WHEEL LOADER                                             DW744HM563250             $83,000.00
   1        JOHN DEERE    744HM   OUTSIDE PAYOFF CIT                                       DW744HM563250            ($64,375.41)
                                                                                                                     $     0.00
CASH DOWN PAYMENT: $0.00                                                                TOTAL TRADE-IN:              $18,624.59
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MONTHLY INSTALLMENTS
Number of    Amount of    First Payment
Payments    Each Payment    Due Date                                    ITEMIZATION OF AMOUNT FINANCED
--------    ------------  -------------      ---------------------------------------------------------------------------
   60         $4,696.30     1/1/04
    0         $    0.00                      Sales Tax Paid to Government Agencies                           $ 13,988.56
    0         $    0.00                      Cash Price (Including Tax)                              1       $269,686.89
    0         $    0.00                      Total Down Payment. Sum of Trade-In and Cash Down
                                             Payment                                                 2       $ 18,624.59
    0         $    0.00                      Unpaid Balance of Cash Price (Paid to Seller)           3       $251,062.30
    0         $    0.00                      Official Fees (Paid to Public Officials)                4       $     35.00
    0         $    0.00                      Administrative Fees                                     5       $    500.00
                                             Insurance - Credit Life and/or Physical Damage          6       $      0.00
Payments are due each successive month on    Principal Balance (Lines 3, 4, 5 and 6)
the same day of  the month as the first      The amount of credit provided to Borrower(s)            7       $251,597.30
payment except as follows:
                                             Finance Charge (Based on Line 7)
                                             The dollar amount the credit will cost Borrower(s)      8       $ 30,180.70
                                             Total (Lines 7 and 8). (Principal Balance plus
                                             Finance Charge)                                         9       $281,778.00
                                             Annual Interest Rate:
DATE FINANCE CHARGE BEGINS: 11/21/03         The cost of the Borrower(s) credit as a yearly rate.                   4.50%
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SECURITY AGREEMENT: To secure the indebtedness evidenced by this contract or any other indebtedness owed to you or your affiliates, I grant Secured Party a security Interest in the Goods described above (which term includes items, if any, listed as "security" or "additional security") and all parts and accessories now or hereafter incorporation in or on such Goods by way of addition, accession or replacement. Buyer represents that all trade-in property,
If any, is free and clear of all security agreements, liens and encumbrances. I also grant you a Security Interest in all proceeds, including insurance proceeds and refund of insurance premiums financed hereunder. I acknowledge that all security granted on any other Contract between you and me shall also secure the obligations described in this Contract. You can inspect the Goods at any time. I
REPRESENT THAT THE GOODS ARE BEING PURCHASED FOR A BUSINESS OR COMMERCIAL
PURPOSE.

EARLY PAYMENT: I may prepay my obligation in full at any time prior to the original or any extended maturity and will be charged only for earned Finance Charges.

DELINQUENCY CHARGE; NSF FEES: For each installment not paid when due, I promise to pay Lender a delinquency charge calculated at the rate of 1.5% per month for the period of the delinquency or, at Lender's option, 5% of such installment provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate allowed by applicable law. I agree to repay immediately to Lender in the enforcement or administration of its rights under this Agreement, including, without limitation, any amount paid by Lender to a depository institution because a check, draft or order made or drawn by or for the benefit of me is returned unpaid for any reason. If any payment is made by a check which is dishonored, I agree to pay Lender a fee of $20 or such lesser amount specified by applicable law.

FINANCE CHARGE BEGIN DATE: I acknowledge that unless this Contract is not accepted by Secured Party, the finance charge shall commence accruing on this date specified above, regardless of when I execute this Contract.

STATE LAW APPLYING: THE CONSTRUCTION AND VALIDITY OF THIS AGREEMENT SHALL BE CONTROLLED BY THE LAW OF IOWA, AND THE VALIDITY OF THE SECURITY INTEREST SHALL BE CONTROLLED BY THE LAW OF THE STATE WHERE THE GOODS ARE TO BE KEPT AND USED.

ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES ON RESERVE SIDE ARE A PART OF THIS CONTRACT

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
INSURANCE DISCLOSURES I may obtain PHYSICAL DAMAGE         NO.               I want PHYSICAL DAMAGE
INSURANCE from anyone I want that is acceptable to        MOS.  PREMIUM     INSURANCE (Sign in this box)
Lender. If the premiums are listed on line 6 above, I            $0.00
will pay the Premium shown at right. No insurance will
be provided unless I sign at the right, the premium is
shown and Lender accepts this contract

CREDIT LIFE INSURANCE is not required to obtain credit     NO.               I want CREDIT LIFE INSURANCE
and will not be provided unless I sign at the right, the   MOS.  PREMIUM     (Sign in this box).
premium is shown and Lender accepts this contract.               $0.00                                       Age 0
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NOTICE TO BORROWERS: 1. DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT
CONTAINS BLANK SPACES. 2. YOU ARE ENTITLED TO AN EXACT AND COMPLETELY FILLED IN
COPY OF THIS CONTRACT WHEN YOU SIGN IT, (***). KEEP IT TO PROTECT YOUR RIGHTS 3.
UNDER THE LAW, YOU MAY HAVE THE RIGHT TO REDEEM THE PROPERTY IF REPOSSESSED FOR
A DEFAULT WITHIN THE TIME PROVIDED BY (***).

CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN
IT.
I ACKNOWLEDGE RECEIPT OF A TRUE COPY HEREOF.
MEADOW VALLEY CONTRACTORS, INC.

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
                                                                     DO NOT WRITE IN SHADED AREA - FOR DEERE CREDIT SERVICES, INC...
                                                                                               USE ONLY
        Clint Tryon Sec./Treas.                 11/21/03             Accepted by: JOHN DEERE CONSTRUCTION  & FORESTRY
--------------------------------------------   -----------                      COMPANY (Lender/Secured Party)
Borrower's (Debtor's) Signature CLINT TRYON       Date
                                                                     At : 6400 NW 86th Street PO Box 6600, Johnston, Iowa 50131-6600
___________________________________________    ___________
Borrower's (Debtor's) Signature                   Date               By: __________________                  _______________
                                                                     (Authorized Signature)                  Date
___________________________________________    ___________
Borrower's (Debtor's) Signature                   Date
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